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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2001

ALLIANT TECHSYSTEMS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-16726904
(State or other jurisdiction of incorporation or organization)	(Commission File Number	(I.R.S. Employer Identification No.)

600 SECOND STREET N.E. HOPKINS, MINNESOTA (Address of principal executive office)	55343-8384 (Zip Code)

Registrant's telephone number, including area code: (952) 931-6000

NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)

Item 5. Other Events.

    On January 31, 2001, the Registrant issued a joint news release with Alcoa Inc. announcing that it had reached a definitive agreement under which the Registrant will acquire Alcoa's Thiokol Propulsion business, as described in a news release, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (a)
  None.
  (b)
  None.
  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Text of news release dated January 31, 2001
99.2	Transcript of January 31, 2001 teleconference

Item 9. Regulation FD Disclosure.

    On January 31, 2001, the Registrant issued a joint news release with Alcoa Inc. announcing that it had reached a definitive agreement under which the Registrant will acquire Alcoa's Thiokol Propulsion business. That same morning, the Registrant held an investor conference, with simultaneous webcast, to further discuss the acquisition of Alcoa's Thiokol Propulsion business. A transcript of the investor conference is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANT TECHSYSTEMS INC.
Date: February 1, 2001	By:	/S/ DARYL L. ZIMMER
	Name:	Daryl L. Zimmer
	Title:	Vice President, General Counsel & Secretary

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SIGNATURES